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                          Mike Hanson
                  105 - 1010 West 42nd Avenue
                  Vancouver, British Columbia
                           V6M 2A8

November 1, 1999

Surforama.com, Inc.
412 - 675 West Hastings Street
Vancouver, British Columbia
V6B 1N2

Dear Sirs:

Re:	Office Services Agreement

This letter will confirm the agreement between Mike Hanson (the
"Landlord") and Surforama.com, Inc. ("Surforama") whereby the
Landlord will provide all rent and office services required by Surforama for a fee of US$600 per month.

The term of this Agreement shall commence immediately and continue for a period of six months. Thereafter, this Agreement shall continue on a month-to-month basis until terminated in writing by either party upon at least one month's notice.

If these terms are acceptable to you, please confirm by signing in the space provided below.

Yours Truly,

/s/ Mike Hanson
                                    AGREED AND CONFIRMED this 1st day
MIKE HANSON
                                    of November, 1999

                                    SURFORAMA.COM, INC.

                                    PER:
                                    /s/ Edward Yau
                                    -------------------------
						EDWARD YAU, PRESIDENT